EXHIBIT 10.10

AGENCY SUCCESSION AGREEMENT

This AGENCY SUCCESSION AGREEMENT (this “Agreement”) is entered into as of March 13, 2018, by and between WELLS FARGO BANK, NATIONAL ASSOCIATION (“WFB”) and CANNAE HOLDINGS, LLC, a Delaware limited liability company (“Cannae”).

R E C I T A L S:

WHEREAS, pursuant to that certain Credit Agreement dated as of August 19, 2014 among Fidelity Newport Holdings, LLC, a Delaware limited liability company (“FNH”), ABRH, LLC, a Delaware limited liability company (“ABRH”), as borrower, the lenders party thereto from time to time, and WFB, as administrative agent, swingline lender and issuing lender, which credit agreement was amended pursuant to that certain First Amendment to Credit Agreement dated as of February 22, 2017 among FNH, ABRH, the direct and indirect subsidiaries of ABRH identified therein as “guarantors,” WFB, and the lenders party thereto (as so amended, the “Credit Agreement”), certain credit facilities were made available for the benefit of FNH, ABRH and the subsidiaries of ABRH (capitalized terms used but not defined in this Agreement shall have the meanings ascribed to such terms in the Credit Agreement); and

WHEREAS, Cannae and WFB are parties to that certain Master Assignment and Assumption dated as of the date hereof by and between the Assignors identified therein and the Assignee identified therein (the “Assignment and Assumption”), whereby the Assignors shall sell and assign the Assigned Interest (as defined therein) to the Assignee or its designees.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Agency Succession. Contemporaneously with the closing of the transactions contemplated by the Assignment and Assumption to occur on the Effective Date (as defined therein), WFB will resign from its role as Administrative Agent under the Credit Agreement by executing and delivering the letter attached hereto as Exhibit A (the “Agent Resignation Letter”), and Cannae will succeed to the role of Administrative Agent under the Credit Agreement by executing and delivering the letter attached hereto as Exhibit B (the “Successor Agent Letter”).

2.Modification of this Agreement. This Agreement may be changed, terminated or modified only by an agreement in writing signed by the parties with respect to which such modification applies.

3.Successors and Assigns. The covenants, agreements, rights and options contained in this Agreement shall be binding upon and shall inure to the benefit of the respective successors and assigns of the parties hereto and all persons claiming by, through or under any of them.

4.Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York.

5.Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which, collectively, shall constitute one agreement.

[Signature Pages Follow]

[Signature Page to Agency Succession Agreement]
IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written, with the intention that this Agreement take effect as an instrument under seal.

CANNAE HOLDINGS, LLC

By:
Name: Richard L. Cox
Title: Managing Director and Chief Financial Officer

WELLS FARGO BANK,
NATIONAL ASSOCIATION,

By:
Name:
Title:

EXHIBIT A

AGENT RESIGNATION LETTER

See attached.

1

March 15, 2018

ABRH, LLC 3038 Sidco Drive Nashville, TN 37204 Attention: Steve Sparks, Chief Financial Officer Facsimile: 615-782-5030	ABRH, LLC 3038 Sidco Drive Nashville, TN 37204 Attention: Goodloe Partee, General Counsel Facsimile: 615-782-5030

Wells Fargo Bank, National Association MAC D1109-019 1525 West W.T. Harris Blvd. Charlotte, NC 28262 Attention: Syndication Agency Services Facsimile: 704-715-0092	Wells Fargo Bank, National Association 1808 Aston Avenue, Suite 250 Carlsbad, CA 92008 Attention: Jacob Norton Facsimile: 760-918-2727

Cannae Holdings, LLC 1701 Village Center Circle Las Vegas, NV 89134 Attn: Mike Gravelle 702-323-7334 mgravelle@fnf.com

VIA FACSIMILE AND OVERNIGHT DELIVERY

Ladies and Gentlemen:

We refer to that certain Credit Agreement, dated as of August 19, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Fidelity Newport Holdings, LLC, as Holdings, ABRH, LLC, as Borrower, the Lenders party thereto from time to time and Wells Fargo Bank, National Association, as Administrative Agent (“Wells Fargo”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to Section 11.6 of the Credit Agreement, Wells Fargo hereby notifies each Lender and the Borrower that, effective as of March 15, 2018, Wells Fargo resigns as the Agent under the Credit Agreement and the other Loan Documents. As provided in Section 11.6 of the Credit Agreement, the Required Lenders may appoint a successor Agent (the “Successor Agent”).

To the best of Wells Fargo’s knowledge, Schedule A includes all currently existing material Loan Documents.

Signature page to follow

Sincerely,

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Agent

By:_____________________________
Name:
Title:

Schedule A

Loan Documents

1.
Credit Agreement, dated as of August 19, 2014, as amended by that First Amendment to Credit Agreement, dated February 24, 2017, as amended, restated, supplemented or otherwise modified prior to the date hereof, by and among Holdings, Borrower, the Lenders, and Administrative Agent.

2.
Guaranty and Security Agreement, dated as of August 19, 2014, as amended, restated, supplemented or otherwise modified prior to the date hereof, by and among the Borrower, Holdings, the Grantors (as defined therein), and Administrative Agent.

3.
Trademark Security Agreement, dated as of August 19, 2014, as amended, restated, supplemented or otherwise modified prior to the date hereof, by and between American Blue Ribbon Holdings, LLC and Administrative Agent, recorded August 20, 2014 at US Patent and Trademark Office, Reel 005348/Frame 0417.

4.
Copyright Security Agreement, dated as of August 19, 2014, as amended, restated, supplemented or otherwise modified prior to the date hereof, by and between American Blue Ribbon Holdings, LLC and Administrative Agent, recorded December 18, 2014 at US Copyright Office.

5.	Fee Letter Agreement dated July 21, 2014, among the Borrower, Administrative Agent and Wells Fargo Securities, LLC.

6.
Irrevocable stock power executed in blank relating to Stock Certificate No. 1, dated as of July 25, 2014, with Borrower as the registered holder of 1000 shares of common stock of ABRH Management Services, Inc.

7.
Irrevocable stock power executed in blank relating to Class A Share Certificate No. A-54, dated as of August 8, 2012, with O’Charley’s, LLC as the registered owner of 7,750 Class A Shares of Hugo’s Frog Bar-Naperville, LLC.

8.
Allonge executed in blank relating to Revolving Promissory Note, dated March 14, 2012, as amended, restated, supplemented or otherwise modified prior to the date hereof, made by American Blue Ribbon Holdings, LLC in favor of SVCC, LLC.

9.	Allonge executed in blank relating to Note, dated March 31, 2012, as amended, restated, supplemented or otherwise modified prior to the date hereof, made by O’Charley’s, LLC in favor of OPI, LLC.

10.	Revolving Credit Note, dated August 19, 2014, as amended, restated, supplemented or otherwise modified prior to the date hereof, made by the Borrower in favor of Wells Fargo Bank, N.A.

11.	Revolving Credit Note, dated August 19, 2014, as amended, restated, supplemented or otherwise modified prior to the date hereof, made by the Borrower in favor of Citizens Bank, National Association.

12.	Term Loan Note, dated August 19, 2014, as amended, restated, supplemented or otherwise modified prior to the date hereof, made by the Borrower in favor of Wells Fargo Bank, N.A.

13.	Term Loan Note, dated August 19, 2014, as amended, restated, supplemented or otherwise modified prior to the date hereof, made by the Borrower in favor of Citizens Bank, National Association.

14.	Swingline Note, dated August 19, 2014, as amended, restated, supplemented or otherwise modified prior to the date hereof, made by the Borrower in favor of Wells Fargo Bank, N.A.

15.
Mortgage, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing, dated as of December 9, 2014, as amended, restated, supplemented or otherwise modified prior to the date hereof, by and between American Blue Ribbon Holdings, LLC and Administrative Agent regarding certain real property in Cook County, IL.

16.
Deed of Trust, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing, dated as of December 9, 2014, as amended, restated, supplemented or otherwise modified prior to the date hereof, by and between O’Charley’s, LLC and Administrative Agent regarding certain real property in Davidson County, TN.

17.
Deed of Trust, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing, dated as of December 9, 2014, as amended, restated, supplemented or otherwise modified prior to the date hereof, by and between American Blue Ribbon Holdings, LLC and Administrative Agent regarding certain real property in Denver County, CO.

18.
Mortgage, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing, dated as of December 9, 2014, as amended, restated, supplemented or otherwise modified prior to the date hereof, by and between American Blue Ribbon Holdings, LLC and Administrative Agent regarding certain real property in Carver County, MN.

19.
Deposit Account Control Agreement, dated as of September 18, 2014, as amended, restated, supplemented or otherwise modified prior to the date hereof, by and between O’Charley’s Management Company, Administrative Agent and Regions Bank.

20.	Letter of Credit #NZS516179 from Wells Fargo Bank, N.A. for the benefit of Arrowood Indemnity Company in the amount of $43,000.00 with expiry date of August 1, 2018

21.	Letter of Credit #NZS516182 from Wells Fargo Bank, N.A. for the benefit of Federal Insurance Company in the amount of $761,482.00 with expiry date of August 1, 2018

22.	Letter of Credit #NZS625674 from Wells Fargo Bank, N.A. for the benefit of Arch Insurance Company in the amount of $729,764.00 with expiry date of August 1, 2018

23.	Letter of Credit #SM202825 from Wells Fargo Bank, N.A. for the benefit of Safety National Casualty Corp in the amount of $3,900,000.00 with expiry date of April 16, 2018

24.	Letter of Credit #SM202618 from Wells Fargo Bank, N.A. for the benefit of Employers Insurance of Wausau in the amount of $85,000.00 with expiry date of April 16, 2018

25.	Letter of Credit #SM220033 from Wells Fargo Bank, N.A. for the benefit of Zurich American Insurance in the amount of $5,500,000.00 with expiry date of May 15, 2018

26.
UCC Financing Statement listing Fidelity Newport Holdings, LLC as debtor and Wells Fargo Bank, National Association, as Administrative Agent, as secured party, filed in Delaware on August 19, 2014 (File #20143324951)

27.	UCC Financing Statement listing ABRH, LLC as debtor and Wells Fargo Bank, National Association, as Administrative Agent, as secured party, filed in Delaware on August 19, 2014 (File #20143324829)

28.
UCC Financing Statement listing American Blue Ribbon Holdings, LLC as debtor and Wells Fargo Bank, National Association, as Administrative Agent, as secured party, filed in Delaware on August 19, 2014 (File #20143324936)

29.	UCC Financing Statement listing SVCC, LLC as debtor and Wells Fargo Bank, National Association, as Administrative Agent, as secured party, filed in Arizona on August 19, 2014 (File #2014-002-5745-5)

30.	UCC Financing Statement listing O’Charley’s LLC as debtor and Wells Fargo Bank, National Association, as Administrative Agent, as secured party, filed in Tennessee on August 19, 2014 (File #422020036)

31.
UCC Financing Statement listing ABRH Management Services, Inc. as debtor and Wells Fargo Bank, National Association, as Administrative Agent, as secured party, filed in Delaware on August 19, 2014 (File #20143324894)

32.
UCC Financing Statement listing O’Charley’s Service Company, LLC as debtor and Wells Fargo Bank, National Association, as Administrative Agent, as secured party, filed in Tennessee on August 19, 2014 (File #422020136)

33.
UCC Financing Statement listing O’Charley’s Sports Bar, LLC as debtor and Wells Fargo Bank, National Association, as Administrative Agent, as secured party, filed in Alabama on August 19, 2014 (File #14-0356261)

34.
UCC Financing Statement listing O’Charley’s Sports Bar Alabaster, LLC as debtor and Wells Fargo Bank, National Association, as Administrative Agent, as secured party, filed in Alabama on August 19, 2014 (File #14-0356278)

35.	UCC Financing Statement listing OPI, LLC as debtor and Wells Fargo Bank, National Association, as Administrative Agent, as secured party, filed in Colorado on August 19, 2014 (File #2014078334)

36.
UCC Financing Statement listing JFC Enterprises, LLC as debtor and Wells Fargo Bank, National Association, as Administrative Agent, as secured party, filed in Delaware on August 19, 2014 (File #20143324985)

37.
UCC Financing Statement listing O’Charley’s Management Company, LLC as debtor and Wells Fargo Bank, National Association, as Administrative Agent, as secured party, filed in Tennessee on August 19, 2014 (File #422020191)

38.
UCC Financing Statement listing O’Charley’s Restaurant Properties, LLC as debtor and Wells Fargo Bank, National Association, as Administrative Agent, as secured party, filed in Delaware on August 19, 2014 (File #20143325008)

39.
UCC Financing Statement listing 99 Restaurants, LLC as debtor and Wells Fargo Bank, National Association, as Administrative Agent, as secured party, filed in Delaware on August 19, 2014 (File #20143324795)

40.
UCC Financing Statement listing 99 Commissary, LLC as debtor and Wells Fargo Bank, National Association, as Administrative Agent, as secured party, filed in Delaware on August 19, 2014 (File #20143324555)

41.
UCC Financing Statement listing 99 Restaurants of Boston, LLC as debtor and Wells Fargo Bank, National Association, as Administrative Agent, as secured party, filed in Delaware on August 19, 2014 (File #20143324779)

42.
UCC Financing Statement listing 99 West, LLC as debtor and Wells Fargo Bank, National Association, as Administrative Agent, as secured party, filed in Massachusetts on August 19, 2014 (File #201414006110)

43.
UCC Financing Statement listing 99 Restaurants of Massachusetts, LLC as debtor and Wells Fargo Bank, National Association, as Administrative Agent, as secured party, filed in Massachusetts on August 19, 2014 (File #201414006020)

44.
UCC Financing Statement listing 99 Restaurants of Vermont, LLC as debtor and Wells Fargo Bank, National Association, as Administrative Agent, as secured party, filed in Vermont on August 20, 2014 (File #14-273752)

EXHIBIT B

SUCCESSOR AGENT LETTER

See attached.

March 15, 2018

ABRH, LLC 3038 Sidco Drive Nashville, TN 37204 Attention: Steve Sparks, Chief Financial Officer Facsimile: 615-782-5030	ABRH, LLC 3038 Sidco Drive Nashville, TN 37204 Attention: Goodloe Partee, General Counsel Facsimile: 615-782-5030

Wells Fargo Bank, National Association MAC D1109-019 1525 West W.T. Harris Blvd. Charlotte, NC 28262 Attention: Syndication Agency Services Facsimile: 704-715-0092	Wells Fargo Bank, National Association 1808 Aston Avenue, Suite 250 Carlsbad, CA 92008 Attention: Jacob Norton Facsimile: 760-918-2727
Cannae Holdings, LLC 1701 Village Center Circle Las Vegas, NV 89134 Attn: Mike Gravelle 702-323-7334

VIA FACSIMILE AND OVERNIGHT DELIVERY

Ladies and Gentlemen:

We refer to that certain Credit Agreement, dated as of August 19, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Fidelity Newport Holdings, LLC, as Holdings, ABRH, LLC, as Borrower, the Lenders party thereto from time to time and Wells Fargo Bank, National Association, as Administrative Agent (“Wells Fargo”). Capitalized terms used in this letter agreement (the “Consent Letter”) and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to that certain letter dated as of March 15, 2018, Wells Fargo resigned as the Agent under the Credit Agreement and the other Loan Documents effective as of March 15, 2018. Pursuant to Section 11.6 of the Credit Agreement, upon Wells Fargo’s resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent (the “Successor Agent”). We hereby seek consent for the appointment of Cannae Holdings, LLC as Successor Agent under the Credit Agreement.

By your signature below, you confirm your consent to the appointment of Cannae Holdings, LLC as the Successor Agent under the Credit Agreement.

This Consent Letter shall be governed by the internal laws (and not the conflicts or choice of laws principles) of the State of New York. This Consent Letter may be executed in counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument; delivery of an executed counterpart of a signature page to this Consent Letter by facsimile shall have the same effect as delivery of a manually executed counterpart of this Consent Letter.

Signature pages to follow

Sincerely,

CANNAE HOLDINGS, LLC, as Successor Agent

By: /s/Richard L. Cox
Name: Richard L. Cox
Title: Managing Director and Chief Financial Officer

LENDER:

CANNAE HOLDINGS, LLC

By: /s/Richard L. Cox
Name: Richard L. Cox
Title: Managing Director and Chief Financial Officer